Exhibit 99.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), dated as of January 11, 2008, is entered into by and among the Lenders signatory hereto, HBK INVESTMENTS L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), PAINCARE HOLDINGS, INC., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Loan Party”, and individually and collectively, jointly and severally, as the “Loan Parties”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A. The Lenders, Agent and Loan Parties have previously entered into that certain Loan and Security Agreement dated May 10, 2005 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Loan Parties.

B. The Agent and Loan Parties have previously entered into that certain Amended and Restated Forbearance Agreement, dated October 3, 2007 (the “Prior Forbearance Agreement”). The forbearance period set forth in the Prior Forbearance Agreement has been terminated prior to the date hereof.

C. Certain Events of Default have occurred and are continuing or (in the case of amortization payments that will be due during the Forbearance Period are expected to occur under the Loan Agreement) as set forth in Schedule A hereto (such Events of Default set forth on Schedule A, collectively, the “Known Defaults”).

D. The Loan Parties have requested that the Agent and Lenders forbear from exercising their rights and remedies under the Loan Agreement and the other Loan Documents.

E. Agent and the Lenders are willing, for a limited period of’ time and on the terms and conditions set forth herein, to forbear from exercising their rights and remedies under the Loan Agreement and the other Loan Documents with respect to the Known Defaults.

F. Parent and Borrowers have requested that Agent and the Lenders make Agent Advances in an aggregate amount of $1,000,000.

G. Subject to the terms and conditions hereof, Agent and the Lenders are willing to make such Agent Advances.

H. The Loan Parties are entering into this Agreement with the understanding and agreement that, except as expressly provided herein, none of the Agent’s or Lenders’ rights or remedies as set forth in the Loan Agreement or any other Loan Document are being waived or modified by the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Incorporation of Recitals. Each of the above recitals is expressly incorporated herein and is represented by each Loan Party to be true and correct.

2. Acknowledgment of Events of Default. The Loan Parties acknowledge and agree that the Known Defaults have occurred and are continuing (except with respect to Known Defaults consisting of the failure of Borrowers to make amortization payments, which are anticipated to occur hereafter during the Forbearance Period).

3. Reaffirmation of Obligations. Each Loan Party hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, and each Loan Party hereby reaffirms its obligations under the Loan Documents. Agent’s and the Lenders’ entry into this Agreement or any of the documents referenced herein, their negotiations with any party with respect to any Loan Document, their conduct of any analysis or investigation of any Collateral for the Obligations or any Loan Document, their acceptance of any payment from any Loan Party or any other party of any payments made prior to the date hereof, or any other action or failure to act on the part of Agent or any Lender shall not constitute (a) a modification of any Loan Document or (b) a waiver of any Default or Event of Default under the Loan Agreement, including, without limitation, the Known Defaults, or a waiver of any term or provision of any Loan Document.

4. Agreement to Forbear. For the Forbearance Period (as defined below), the Agent and Lenders shall not take any action or commence any proceedings with respect to the enforcement of any of their rights or remedies under the Loan Documents based solely on the continuance of the Known Defaults. The parties agree that neither the foregoing agreement by Agent and Lenders nor the acceptance by Agent or Lenders of any of the payments provided for in the Loan Documents, nor any payment prior to the date hereof shall, however, (a) excuse any party from any of its obligations under the Loan Documents, or (b) toll the running of any time periods applicable to any such rights and remedies, including, without limitation, any grace periods with respect to Defaults under the Loan Documents or otherwise. Each Loan Party agrees that it will not assert laches, waiver or any other defense to the enforcement of any of the Loan Documents based upon the foregoing agreement Agent and Lenders to forbear or the acceptance by Agent or Lenders of any of the payments provided for in the Loan Documents or any payment prior to the date hereof. As used herein, “Forbearance Period” shall mean the period commencing upon the effectiveness of this Agreement and continuing until the earlier to occur of: (w) any Default or Event of Default under any other Loan Document (other than any Known Default), (x) the failure of any Loan Party to comply with any of the provisions of this Agreement (including without limitation the covenant set forth in Section 8 hereof) in accordance with the terms hereof, (y) a determination by Agent in its discretion that the nature or extent of any Known Event of Default is materially different from the nature or extent as disclosed to the Agent prior to the date hereof, or (z) May 12, 2008.

5. Termination of Agreement to Forbear. Each Loan Party acknowledges and agrees that upon the termination of the Agent’s and Lenders’ agreement to forbear upon the expiration of the Forbearance Period as provided in Section 4 hereof; Agent, on behalf of the Lenders, shall be entitled to exercise any or all of its remedies under the Loan Documents, including, without limitation, the appointment of a receiver, the acceleration of the Obligations and the enforcement under the Code of any liens in favor of Agent, as a result of the Known Defaults, and at any time Agent and Lenders shall be entitled to exercise any or all of their remedies under the Loan Documents as a result of any Default or Event of Default under the Loan Documents (other than a Known Default).

6. Application of Proceeds. The provisions of this Agreement and the other Loan Documents to the contrary notwithstanding, the Lender Group hereby agrees that from and after the date when Agent has received from Borrowers at least $5,500,000 in immediately available funds after the date hereof, which funds are applied to satisfy a portion of the accrued and unpaid Obligations, Parent and Borrowers shall be entitled to retain and use not more than 10% of the proceeds of sales of assets of the Loan Parties that are consummated after such date. Borrowers acknowledge and agree that subject to this Section 6, Borrowers are obligated to, and shall, pay to Agent all Extraordinary Receipts, all Net Cash Proceeds of the sale or disposition of property or assets of Parent and its Subsidiaries, and other amounts, in each case as set forth in Section 2.4(ç) of the

Loan Agreement in accordance with the terms thereof. The failure to make any such payment when due constitutes an immediate Event of Default, except as expressly set forth to the contrary in this Section 6. This consent is limited to the express terms of this Agreement and shall not apply with respect to any amounts or any other facts and circumstances other than those expressly set forth herein.

7. Agent Advances. Agent hereby agrees that Agent may, in its sole and absolute discretion, make Agent Advances to Borrowers in an aggregate amount not to exceed $1,000,000 of which no more than $500,000 is to be made on or before January 31, 2008 (of which amount $125,000 shall be used as set forth in Section 8 hereof), no more than $300,000 is to be made on or before February 29, 2008, and no more than $200,000 is to be made on or before March 31, 2008. All extensions of credit described in this Section 7 shall be added to the principal balance of the Term Loans and shall constitute Agent Advances for all purposes under the Loan Agreement.

8. Covenant. Borrowers covenant and agree with the Lender Group (i) that within 1 Business Day after the date of this Agreement, Borrowers shall use $125,000 of the $500,000 Agent Advance made on the date hereof to satisfy in full the earnout obligation owed by one or more of the Borrowers to Jeffery M. Wayne and Michael Wayne in connection with Borrowers’ acquisition of a portion of the Stock issued by Dynamic Rehabilitation Centers, Inc. and (ii) that within 2 Business Days after the date of this Agreement, Borrowers shall provide evidence satisfactory to Agent that the payments described in clause (i) of this Section 8 have been made and that the earnout obligation described above has been satisfied in full. The failure to comply with this covenant shall constitute an immediate Event of Default and shall result in an immediate termination of the Forbearance Period.

9. Release; Covenant Not to Sue.

(a) Each Loan Party hereby absolutely and unconditionally waives, releases, remises and forever discharges Agent and Lenders, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, damages, losses, costs, expenses, or causes of action of any kind, nature or description, whether based in law, equity, contract, tort, implied or express warranty, strict liability, criminal or civil statute, common law, or under any state or federal law or otherwise, of any kind or character, known or unknown, past, present or future, liquidated or unliquidated, suspected or unsuspected, which such Loan Party has had, now has, hereafter may have, or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of the world to and including the date of this Agreement or thereafter, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California (or any comparable provision of any other applicable law), which provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her might have materially affected his or her settlement with the debtor.”

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Loan Party pursuant to the above release. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Loan Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Loan Agreement or the other Loan Documents. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

10. Effectiveness of this Agreement. This Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied as determined in Agent’s sole and absolute discretion (the date of such effectiveness being herein called the “Forbearance Effective Date”):

(a) Agreement. This Agreement, fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. Except for representations and warranties which would otherwise fail to be true and correct as a result of the continuance of the Known Defaults, the representations and warranties set forth herein and in the Loan Agreement must be true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof).

(c) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded, as required by Agent.

11. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Authority. Each Loan Party has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery and performance by each Loan Party of this Agreement have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Agreement has been duly executed and delivered by each Loan Party. This Agreement and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. Except for representations and warranties which would otherwise fail to be true and correct as a result of the continuance of the Known Defaults, the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Agreement are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Loan Party.

(e) No Default. Other than the Known Defaults, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(f) No Duress. This Agreement has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Agreement is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.

(g) Counsel. Each Loan Party has read and understands this Agreement, has consulted with and been represented by independent legal counsel or its own choosing in negotiations for and the preparation of this Agreement, has read this Agreement in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

12. Acknowledgements.

(a) Acknowledgment of Forbearance Fee. Each Loan Party hereby acknowledges, confirms and agrees that as of the close of business on January 10, 2008, in addition to all other amounts due to the Lender Group pursuant to the Loan Documents, each Loan Party was jointly and severally indebted to Agent and the Lenders for forbearance fees of $2,497,500.

(b) Acknowledgment of Obligations. Each Loan Party hereby acknowledges, confirms and agrees that as of the close of business on January 10, 2008, each Loan Party was jointly and severally indebted to Agent and the Lenders for loans and other financial accommodations under the Loan Documents in the aggregate principal amount of $8,631,203.91, plus accrued and unpaid interest, fees, costs and expenses due and owing under the Loan Documents (which additional fees include without limitation, the forbearance fees described above in Section 12(a) hereof). All such Obligations owing by each Borrower, in each case together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by each such Borrower to Agent and each Lender, are unconditionally owing by each Borrower to each Lender, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever and shall be payable in accordance with the terms of the Loan Agreement and the other Loan Documents.

(c) Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Agent, for the benefit of Agent and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent, for the benefit of Agent and the Lenders, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit Agent and the Lenders.

(d) Acknowledgment of No Lender Obligations. Each Loan Party hereby acknowledges, confirms and agrees that as a result of the Known Defaults, the Lender Group has no obligation to make any loans or advances or other financial accommodations to any Loan Party.

(e) Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent and the Lenders thereto by such Loan Party, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Loan Party contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, and the Loan Parties have no valid defense to the enforcement of the

Obligations, and (iii) Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity. Except for the forbearance during the Forbearance Period expressly set forth herein, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Agreement shall not operate as a waiver of or, except as expressly set forth herein with respect to the forbearance during the Forbearance Period described herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The forbearance set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default (including any Known Default). To the extent any terms or provisions of this Agreement conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Agreement shall control. This Agreement is a Loan Document.

(f) No Disregard of Loan Documents. Each Loan Party acknowledges that the parties hereto have not entered into a mutual disregard of the terms and provisions of the Loan Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Loan Agreement or the Loan Documents, within the meaning of any applicable law of the State of New York, or otherwise.

(g) No LIBOR Option. Each Loan Party acknowledges that Borrowers may not elect to exercise the LIBOR Option for any Term Loans.

(h) Default Rate of Interest. Each Loan Party acknowledges, confirms, and agrees that the Lenders have a right to charge, the default rate of interest under Section 2.6(c) of the Loan Agreement.

13. Further Assurances. Each Loan Party acknowledges and agrees, upon the request of Agent, at its expense, promptly to execute and deliver to Agent, or cause to be executed and delivered to Agent, any such document to correct any inadvertent omissions, as agreed to between the Loan Parties and Agent, in the Loan Agreement and other Loan Documents.

14. Compromise Negotiations. Other than the provisions of this Forbearance Agreement explicitly set forth herein, any discussions between the parties hereto in reference to the drafting hereof (the “Negotiations”) shall not be utilized or admissible in any subsequent litigation between the parties hereto. All such Negotiations shall be considered “compromise negotiations” pursuant to N.Y. C.P.L.R. 4547, Fed. R. Evid. 408 and any comparable provision of any other state or federal law which may now or in the future be deemed applicable to the Negotiations, and none of such Negotiations shall be considered “otherwise discoverable” or be permitted to be discoverable or admissible for any other purpose or to prove “bias, prejudice, interest of a witness or a party, negativing a contention of undue delay, or an effort to obstruct a criminal investigation or prosecution” as provided by N.Y. C.P.L.R. 4547, Fed. R. Evid. 408 and any comparable provision of any other state or federal law which may now or in the future be deemed applicable to the Negotiations.

15. Choice of Law. The validity of this Agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

16. Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telefacsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

17. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as supplemented hereby.

(b) The Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Loan Party to Agent and Lenders.

(c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

18. Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Loan Documents effective as of the date hereof.

19. Integration. This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

20. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

21. Submission of Agreement. The submission of this Agreement to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to forbear from exercising any of their rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

22. Modification. This Agreement may not be amended, waived or modified in any manner without the written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

PAINCARE HOLDINGS, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE, INC., a Nevada corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE MANAGEMENT SERVICES, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

CAPERIAN, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

ADVANCED ORTHOPAEDICS OF SOUTH FLORIDA II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAIN AND REHABILITATION NETWORK, INC.,
a Florida corporation

By	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

MEDICAL REHABILITATION SPECIALISTS II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY V, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY VI, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE ACQUISITION COMPANY VIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY IX, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY X, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XI, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE ACQUISITION COMPANY XIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

BENJAMIN ZOLPER, M.D., INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XV, INC, a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XVII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE ACQUISITION COMPANY XIX, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS I, INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XVIII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

ROTHBART PAIN MANAGEMENT CLINIC, INC., a Canadian corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS II, INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE SURGERY CENTERS III, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XX, INC., a Florida corporation

By:	/s/ Mark Szporka
Main:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXI, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXIII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE ACQUISITION COMPANY XXIV, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXV, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXVI, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXVII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXVIII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

PAINCARE ACQUISITION COMPANY XXIX, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XXX, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

INTEGRATED PAIN SOLUTIONS, LLC, a Florida limited liability company

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

AGENT:

HBK INVESTMENTS L.P., as Agent,

By:	HBI Services LLC, its Subadvisor

By:	XXX
Its authorized signatory

LENDERS:

HBK MASTER FUND UP., as a Lender

By:	HBK Servjces LLC, its Investment Advisor

By:	XXX
Its authorized signatory

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

DEL MAR MASTER FUND LTD.,
as Lender

By:	/s/ Marc Simons
Name:	Marc V. Simons
Title:	Director

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

SCHEDULE A

The following Events of Default have occurred and are continuing:

Pursuant to that certain waiver letter dated as of November 8, 2006 by and among the Borrowers, Agent and the Lenders (the “Waiver Letter”), Borrowers agreed to cause the financial covenants in Section 7.18 of the Loan Agreement to be amended in a manner satisfactory to Agent and Lenders in their sole and absolute discretion on or before December 1, 2006, and agreed that the failure to do so would constitute an immediate Event of Default. In violation of the provisions of the Waiver Letter, the Borrowers have failed to cause the financial covenants in Section 7.18 of the Loan Agreement to be so amended.

Section 2.4(c) Mandatory Prepayments.

Borrowers received proceeds of the disposition of their rights under the below described acquisition agreement but did not use these proceeds to prepay the Term Loan as required by Section 2.4(c) of the Loan Agreement.

Section 6.15 New Subsidiaries

In violation of Section 6.15(a), Borrowers formed one or more new Subsidiaries after the Closing Date and prior to the date hereof and did not provide Agent with prior notice thereof, nor did Borrowers provide Agent with a joinder to the Loan Documents that is executed by each such new Subsidiary. In addition, in violation of Section 6.15(b), Borrowers have not provided the stock certificates and other documents that are required with respect to any Stock that constituted Designated Stock on the Closing Date but which as of the date hereof no longer is included in the Excluded Assets (if any).

Section 7.4 Disposal of Assets

In violation of the provisions of Section 7.4 of the Loan Agreement, Borrowers disposed their rights under the acquisition agreement related to its 60% ownership interest in PhysIOM, LLC. The failure to comply with this covenant constitutes an immediate Event of Default pursuant to Section 8.2(b).

Section 7.12 Investments

In violation of Section 7.12, prior to the date hereof Borrower consummated one or more Acquisitions that did not constitute Permitted Acquisitions.

The following Event of Default is expected to occur during the Forbearance Period which will also constitute a Known Default for the purposes of the Agreement:

Section 2.2 Amortization payments by Borrowers

Borrowers failed and are expected to fail to make the amortization payments that were or will be due on January 1, 2007, April 1, 2007, July 1, 2007, October 1, 2007 and January 1, 2008 and pursuant to Section 2.2 of the Loan Agreement. The failure to make such payments when due constitutes immediate Events of Default pursuant to Section 8.1 of the Loan Agreement.

Section 2.6 Interest Payments.

Borrowers have failed and are expected to fail to make the interest payments that were or will be due on or before March 1, 2008. The failure to make such payments when due constitutes immediate Events of Default pursuant to Section 8.1 of the Loan Agreement.

Section 6.4.

Borrowers have failed to deliver Compliance Certificates pursuant to the requirements set forth in Section 6.5 of the Loan Agreement. The failure to comply with these financial covenants constitutes immediate Events of Default pursuant to Section 8.2(b).

Section 7.18 Financial Covenants

Borrowers have failed and are expected to fail to comply with the Minimum EBITDA and Minimum Free Cash Flow financial covenants set forth in Section 7.18 of the Loan Agreement for the periods ending December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007. The failure to comply with these financial covenants constitutes immediate Events of Default pursuant to Section 8.2(b).

Borrowers have failed and are expected to fail comply with the Leverage Ratio financial covenant set forth in Section 7.18 of the Loan Agreement for the periods ending December 31, 2006, March 31, 2007, June 30, 2007, September 30,2007, and December 31, 2007. The failure to comply with these financial covenants constitutes immediate Events of Default pursuant to Section 8.2(b).

Borrower have failed and are expected to fail to comply with the Market Capitalization financial covenant set forth in Section 7.18 of the Loan Agreement for the periods ending December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007. The failure to comply with these financial covenants constitutes immediate Events of Default pursuant to Section 8.2(b).

Section 6(f) of the Prior Forbearance Agreement.

Borrowers have failed to comply with the minimum EBITDA financial covenants set forth in Section 6(f) of the Prior Forbearance Agreement for the month ending November 30, 2007. The failure to comply with this financial covenant constitutes an immediate Event of Default.